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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement Form S-8 (No. 333-40121) pertaining to the WFS 1996 Stock Option Plan and in the related prospectus of our report dated January 22, 2002, with respect to the consolidated financial statements of WFS Financial Inc and Subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

                                             /s/ Ernst & Young LLP
                                                 ERNST & YOUNG LLP

Los Angeles, California
March 25, 2002